UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 16, 2006

                                  ZHONGPIN INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     333-112111                54-2100419
----------------------------    -------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


        21 CHANGSHE ROAD, CHANGGE. HENAN PROVINCE, PRC
        ------------------------------------------------     ------------
        (Address of Principal Executive Offices)             (Zip Code)

     (Registrant's telephone number, including area code) 011 86 374-6216633

 U.S. Contact: c/o DeHeng Chen Chan LLC, 225 Broadway, Suite 1910, New York, NY,
              tel: (212) 608-6500, Attention: Wesley J. Paul, Esq.

         Indicate by check mark whether the  registrant  is a shell  company (as
defined in Rule 12b-2 of the Exchange Act). |_| Yes     |X| No

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR 230.425)

         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On February 28, 2006, we received all of the signatures of the parties to an amendment agreement (the "Amendment"), which became effective as of February 21, 2006. We entered into the Amendment with Falcon Link Investment Limited, our wholly-owned subsidiary ("Falcon Link"), D.H. Vermoegensverwaltung-und Beteiligungsgellschaft and the purchasers named therein.

The parties entered into the Amendment to amend the schedule of investors to the Securities Purchase Agreement, dated as of January 30, 2006, by and among us, Falcon Link and the purchasers named therein (the "Purchase Agreement") and to the Registration Rights Agreement, dated as of January 30, 2006, by and among us and the investors named therein (the "Registration Rights Agreement"). The schedules of investors to these agreements were amended to reflect the cancellation by one of the purchasers of its investment in shares of our preferred stock under the Purchase Agreement and the purchase by new and existing purchasers of those shares of preferred stock. The canceling purchaser did not delivered its purchase price for the shares to the escrow agent. The purchase of the shares of preferred stock by the new and existing investors was made subject to the terms of the Purchase Agreement, and the Amendment made the new investors party to the Purchase Agreement and to the Registration Rights Agreement.

In connection with the Amendment, we entered into an Amendment to Escrow Agreement, dated as of February 21, 2006, by and among Law Debenture Trust Company of New York and the stockholders named therein. The Amendment to the Escrow Agreement amended the Schedule B to the original Escrow Agreement to reflect the change in investors pursuant to the Amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ZHONGPIN INC.


Dated: March 6, 2006                    By: /s/ XIANFU ZHU
                                            -----------------------------
                                            Name: XIANFU ZHU
                                            Title: CEO and Chairman